Other financial liabilities measured at amortized cost (Detail) - USD ($) $ in Millions	Jun. 30, 2025	Mar. 31, 2025	Dec. 31, 2024
Disclosure Of Financial Liabilities [Line Items]
Other accrued expenses	$ 3,015	$ 3,039	$ 3,140
Accrued interest expenses	5,378	4,951	5,876
Settlement and clearing accounts	1,919	2,218	1,944
Lease liabilities	4,433	4,560	4,597
Other	3,613	4,375	5,476
Total other financial liabilities measured at amortized cost	$ 18,358	$ 19,143	$ 21,033